UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 9, 2008

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16857 E. Saguaro Blvd.
Fountain Hills, Arizona 85268
(Address of principal executive offices) (Zip Code)

(480) 837-6165
(Registrant’s telephone number, including area code)

Suite 640, 602–12th Avenue SW
Calgary, AB Canada T2R 1J3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 12, 2008, CYTTA Corp. (the "Registrant") filed a Current Report on Form 8-K to report the acquisition of Ophthalmic International, Inc. on December 9, 2008 (the "Original Report").

This Current Report on Form 8-K/A Amendment No. 1 (“8-K/A Amendment No. 1”) files an amended version of Exhibit 99.2, Unaudited Pro Forma Consolidated Financial Statements of CYTTA Corp. as of September 30, 2008, and amends and restates Item 9.01 of the Original Report to reflect such amended information.  Except for the amended pro forma consolidated financial statements referenced above, this 8-K/A Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Report, which are incorporated herein by reference, and continues to speak as of the filing date of the Original Report, or December 12, 2008.

Item 9.01	Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The audited Consolidated Financial Statements of the Ophthalmic International, Inc. as of September 30, 2007 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information of CYTTA Corp. is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

1.	Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2008
2.	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2008
3.	Unaudited Pro Forma Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the Year Ended September 30, 2008
4.	Unaudited Pro Forma Consolidated Statement of Cash Flows for the Year Ended September 30, 2008
5.	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)  EXHIBITS

Exhibit No.	Description

2.1**	Share Exchange Agreement, dated December 5, 2008, by and among CYTTA Corp. and Ophthalmic International, Inc.

99.1**	Audited Consolidated Financial Statements of Ophthalmic International, Inc. as of September 30, 2007 and 2008

99.2*	Unaudited Pro Forma Consolidated Financial Statements of CYTTA Corp. as of September 30, 2008

________________
*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 31, 2009

CYTTA CORP.

By:	/s/ G. Richard Smith

G. Richard Smith
President and Chief Executive Officer